                                                                Exhibit 10.26.10

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                        FIRST AMENDMENT dated as of November 24, 1999 (this "Amendment"), to the Credit Agreement (the "Credit Agreement") dated as of September 20, 1999, among Cricket Communications, Inc. ("Holdings"), Cricket Wireless Communications, Inc. (the "Borrower"), and Lucent Technologies, Inc., as administrative agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be amended in certain respects, and the Lenders and the Administrative Agent are willing to amend such provisions for the limited purposes described herein on the terms and subject to the conditions set forth herein.

                NOW, THEREFORE, for and in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                SECTION 1. Amendments. (a) The Table of Contents to the Credit Agreement is hereby amended by inserting "Schedule 1.01(a) -- Airgate Licenses" immediately before "Schedule 2.01".

        (b) The Credit Agreement is hereby amended by attaching Exhibit A hereto as Schedule 1.01(a) thereto.

        (c) The preamble to the Credit Agreement is hereby amended by:

                (i) deleting "CRICKET COMMUNICATIONS INC." therefrom and substituting "CRICKET COMMUNICATIONS HOLDINGS, INC." in lieu thereof; and

                (ii) deleting "CRICKET WIRELESS COMMUNICATIONS INC." therefrom and substituting "CRICKET COMMUNICATIONS, INC." in lieu thereof.

        (d) Section 1.01 of the Credit Agreement is hereby amended by:

                (i) inserting after the definition of "Agents" and before the definition of "Alternate Base Rate" the following definition:


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                        "'Airgate Debt' means Permitted License Acquisition
                        Debt, in an amount not exceeding $7,100,000, owed to Airgate Wireless, LLC as consideration for the licenses listed on Schedule 1.01(a);

                        (ii) modifying the definition of "Borrower" by deleting
                "Cricket Wireless Communications, Inc." therefrom and substituting "Cricket Communications, Inc." in lieu thereof; and

                        (iii) modifying the definition of "Holdings" by deleting
                "Cricket Communications, Inc." therefrom and substituting "Cricket Communications Holdings, Inc." in lieu thereof.

        (e) Paragraph (a) of Section 2.02 of the Credit Agreement is hereby amended by inserting the following after "Availability Date)" and before "." in the first sentence of such paragraph:

        "; provided that if a Commitment is assigned by Lucent (in its capacity as a Lender) after a receipt of a Borrowing Request in order to permit the assignee to fund all or a portion of the Loan that otherwise would have been funded by Lucent in connection with such Borrowing Request (any such assigned Commitment, a "Fronting Commitment"), Lucent's ratable share of such Borrowing shall equal (w) Lucent's ratable share of such Borrowing calculated without giving effect to such assignment minus (x) the amount of such Fronting Commitment, and the assignee's ratable portion of such Borrowing shall equal the sum of (y) such assignee's ratable share of such Borrowing calculated without giving effect to any assignment under which such assignee was assigned a Fronting Commitment plus (z) the amount of such Fronting Commitment".

        (f) Clause (c) of Section 6.03 of the Credit Agreement is hereby deleted and the following substituted therefor in its entirety:

                "(c) The Borrower will conduct its business as an operating company or through one or more operating Subsidiaries, which, together with the Borrower, shall own all equipment and other assets (other than FCC Licenses and Equipment Site Interests) used to conduct such business."

        (g) Clause (d) of Section 6.03 of the Credit Agreement is hereby deleted in its entirety and the following substituted therefor:

                "(d) Each Subsidiary will be wholly owned by the Borrower and will be either (i) an operating Subsidiary formed for the purpose of conducting business in one or more geographical markets as contemplated by paragraph (c) above or (ii) a Real Estate Subsidiary."

        (h) Clause (i) of Section 6.01 of the Credit Agreement is hereby amended by inserting the following after "* * * " and before ".":

        "; provided further that for the purposes of sub-clause (ii) of this clause (i) "Permitted License Acquisition Debt" shall not include any portion of Airgate Debt that is repaid prior to September 20, 2000".

        (i) Paragraph (b) of Section 9.04 of the Credit Agreement is hereby amended by adding the following after "otherwise consents" and before "," in clause (iii) of such paragraph:

        "(except that this clause shall not prohibit the assignment of a Fronting Commitment as contemplated by Section 2.02 in an amount greater than or equal to $1,000,000)".

                SECTION 2. Representations and Warranties. Holdings and the Borrower hereby represent and warrant to the Lenders and the Administrative Agent that (a) this Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and each of this Amendment and the Credit Agreement as amended hereby constitutes a legal, valid and binding obligation of Holdings and the Borrower, enforceable in accordance with its terms, (b) as of the date hereof, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (c) the representations and warranties of Holdings and the Borrower contained in the Credit Agreement, other than those expressly made as of a specific date, are true and correct in all material respects as if made on the date hereof.

                SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above only upon the occurrence of the following conditions precedent:


[* * *  Deleted pursuant to Confidential Treatment Request.]

                (a) The Administrative Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the signatures of all the parties hereto.

                (b) The Administrative Agent and each Lender shall have received all fees and other amounts then due and payable to it, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Amendment.

                SECTION 4. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                SECTION 5. Credit Agreement. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. Any reference in the Credit Agreement, or in any documents or instruments required thereunder or annexes or schedules thereto, referring to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

                SECTION 6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the fees, changes and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission


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shall be effective as delivery of a manually executed counterpart of this
Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                                            CRICKET COMMUNICATIONS
                                            HOLDINGS, INC. (formerly known
                                            as Cricket Communications, Inc.),

                                            by
                                              /s/ Stefan C. Karnavas
                                              ----------------------------------
                                              Name:  Stefan C. Karnavas
                                              Title:  Vice President


                                            CRICKET COMMUNICATIONS, INC.
                                            (formerly known as Cricket
                                            Wireless Communications Inc.),

                                            by
                                              /s/ Stefan C. Karnavas
                                              ----------------------------------
                                              Name:  Stefan C. Karnavas
                                              Title:  Vice President


                                            LUCENT TECHNOLOGIES, INC.,
                                            individually and as
                                            Administrative Agent,

                                            by
                                              /s/ Susan M. Colross
                                              ----------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT A

                                                                Schedule 1.01(a)

                                Airgate Licenses


Market Name                  BTA            Block
-----------                  ---            -----
Charlotte, NC                 74              F
Greensboro, NC               174              F
Hickory, NC                  189              F
Greenswood, NC               178              F